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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549




                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant To Section 13 or 15(d) of the Securities Act of  1934





       Date of Report (Date of Earliest Event Reported):  March 10, 1998



                         INTERNATIONAL HOME FOODS, INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                   333-18859                  13-3377322
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
      of incorporation)                                     Identification No.)


          1633 LITTLETON ROAD
        PARSIPPANY, NEW JERSEY                                     07054
(Address of principal executive office)                          (Zip Code)




      Registrant's telephone number, including area code:  (973) 359-9920





                                 Not Applicable
             (Former name or address, if changed since last report)

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ITEM 5.    OTHER EVENTS

           On March 10, 1998, International Home Foods, Inc., a Delaware corporation ("IHF"), IHF/GM Holding Corporation, a Delaware corporation and wholly owned subsidiary of IHF ("IHF/GM Holding"), IHF/GM Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of IHF/GM Holding ("IHF/GM Acquisition"), and Grist Mill Co., a Delaware corporation ("Grist Mill"), entered into an Agreement and Plan of Merger and related agreements pursuant to which IHF is to acquire (the "Acquisition") each outstanding share of common stock, par value $0.10 per share, of Grist Mill in consideration of $14.50 per share. Consummation of the Acquisition is subject to certain conditions. A copy of the press release relating to the Acquisition, dated March 11, 1998, issued jointly by IHF and Grist Mill, is attached as exhibit 99 hereto.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           EXHIBIT NO.                         DESCRIPTION
           -----------                         -----------

               99 Joint press release of IHF and Grist Mill dated March 11, 1998, announcing the Acquisition.
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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERNATIONAL HOME FOODS, INC.
                                         (REGISTRANT)




Date:  March 13, 1998                    /s/  N. Michael Dion
                                         ------------------------------------
                                                 N. Michael Dion
                                                 Chief Financial Officer






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                              INDEX TO EXHIBITS

           EXHIBIT NO.                         DESCRIPTION
           -----------                         -----------
               99         Joint press release of IHF and Grist Mill dated March
                          11, 1998, announcing the Acquisition.